Exhibit 10
           Consent of Kramer, Levin, Naftalis, Nessen, Kamin & Frankel




                 Kramer, Levin, Naftalis, Nessen, Kamin & Frankel
                           9 1 9  T H I R D  A V E N U E
                            NEW YORK, N.Y. 10022   3852
                                 (212) 715   9100
                                                          FAX
                                                          (212) 715-8000

                                                          ------

                                                          WRITER'S DIRECT NUMBER

                                                          (212) 715-9100




                                                     December 20, 1995


Mutual Fund Group
125 West 55th Street
New York, New York 10019

Re:Registration Statement on Form N-1A
File No. 811-5151

Gentlemen:

We hereby consent to the reference of our firm as counsel in this Registration Statement on Form N-1A.

                                                              Very truly yours,

                                             /s/Kramer, Levin, Naftalis, Nessen,
                                             Kamin & Frankel